EXHIBIT 10.1
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

ADDENDUM
TO THE PURCHASE AGREEMENT

THIS ADDENDUM TO THE PURCHASE AGREEMENT (“Addendum”) is entered into by and between Insulet Corporation (“Insulet”) and NXP USA, Inc. (“NXP”) and effective as of January 1, 2024 (“Addendum Effective Date”). Insulet and NXP may be referred to herein as a “Party” or, collectively, as the “Parties.”

WHEREAS Insulet and NXP entered into that certain Purchase Agreement dated October 12, 2017, as may have been amended from time to time (the “Agreement”); and

WHEREAS the Parties wish to amend the Agreement on the terms and conditions set forth herein, effective as of the Addendum Effective Date.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties mutually agree as follows:

1.Definitions. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

2.Purchase Period. Attached as Exhibit A to this Addendum is a non-cancellable, non-refundable purchase order (the “NCNR Purchaser Order”) [***]

3.Pricing [***]. Insulet and NXP have agreed to the following pricing for the NXP components delivered under this Addendum: [***]
4.[***]
5.Force Majeure Event. For the sake of clarity, Insulet and NXP acknowledges and agrees that factory closures of NXP manufacturing facilities, or the manufacturing facilities of NXP sub-suppliers, required by governmental authorities in response to Covid-19 will be treated as a Force Majeure Event under Section 13.3 of the Agreement.
6.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
7.Conflicts. In the event of a conflict between the Agreement or this Addendum, this Addendum shall govern.
8.Counterparts. This Addendum may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, this Addendum has been executed by the duly authorized representatives of the parties as of the Addendum Effective Date.

NXP USA, INC.

By: /s/ Katherine Haight
Name: Katherine Haight
Title: VP, Commercial Legal Support
Date: 5/15/2024

NXP USA, INC.

By: /s/ Jaime French
Name: Jaime French
Title: Senior Director, Legal
Date: 5/15/2024

INSULET CORPORATION

By: /s/ Prem Singh
Name: Prem Singh
Title: Group VP Supply Chain
Date: 5/15/2024

EXHIBIT A
NCNR PURCHASE ORDER

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